                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 14, 2000


                   Virginia Commonwealth Financial Corporation
             (Exact Name of Registrant as specified in its Charter)

               Virginia                                   000-22747                             54-1542438
    (State or other jurisdiction of               (Commission File Number)             (IRS Employer Identification)
            incorporation)


                              102 South Main Street
                                   P.O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-4800
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)

                      -------------------------------------

                                JEFFREY W. FARRAR
              Executive Vice President and Chief Financial Officer
                   Virginia Commonwealth Financial Corporation
                              102 South Main Street
                                   P.O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-4800
          (Name, address, including zip code, and the telephone number, including area code, of agent for service)

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             (Former name or former, if changed since last report.)
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Item 5.  Other Events.

         On February 14, 2000, Virginia Commonwealth Financial Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the completion of the affiliation of the Company with Caroline Savings Bank.



Item 7.  Financial Statements and Exhibits.

         (a)      None

         (b)      Exhibits

                  Exhibit 99.1     Press Release dated November 14, 1999

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   VIRGINIA COMMONWEALTH FINANCIAL CORPORATION



Date:  February 15, 2000                   By:      /s/ Jeffrey W. Farrar
                                              ---------------------------
                                                Jeffrey W. Farrar
                                                Senior Vice President and
                                                Chief Financial Officer